JOINDER AGREEMENT

Preliminary Statement

In connection with the private placement of its Series A Convertible Preferred Stock completed in May and June 2016 (the “Series A Preferred Stock Offering”), Air Industries Group, a Nevada corporation (the “Company”) and the purchasers of the shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) sold in the offering (the “Purchasers”) entered into a Registration Rights Agreement dated May 26, 2016 (the “Registration Rights Agreement”).  The Investor, whose name appears below, has acquired one of the Company’s 12% Subordinated Convertible Notes due December 31, 2017 (the “Notes”), together with warrants to purchase shares of the Company’s common stock (the “Warrants”) sold pursuant to a Securities Purchase Agreement with the Company dated the date hereof.

     The Purchasers have agreed to amend the Registration Rights Agreement to include as Registrable Securities (within the meaning of that term as used in the Registration Rights Agreement) the shares of Series A Preferred Stock issuable upon conversion of the Notes and as may be issued in lieu of payment of cash dividends on the Series A Preferred Stock, the shares of common stock issuable upon conversion of those shares of Series A Preferred Stock, and the shares of common stock issuable upon conversion of the Warrants in the registration statements to be filed by the Company.

By this Joinder Agreement the Investor agrees to become a party to the Registration Rights Agreement in connection with the Investor’s purchase of the Note. The execution of this Joinder Agreement by the Investor and of identical Joinder Agreements by the other purchasers of the Notes and the Company shall constitute an amendment to the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of August __, 2016.

INVESTOR:

If an individual:  _____________________
                              Name:

Signature            _____________________
(if joint tenants  Name:
or tenants in common)

If an entity:
Name of Entity:   __________________

By: __________________
   Name:
   Title

AIR INDUSTRIES GROUP By: ____________________ Daniel R. Godin President and CEO